Crane Co. Proposal to Acquire CIRCOR May 21, 2019 Exhibit 99.4

Forward-Looking Statements–Disclaimer The information in this presentation may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives regarding the future financial performance of Crane Co. (the “Company”) and CIRCOR International, Inc. (“CIRCOR”) and are subject to significant risks and uncertainties. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of a potential transaction between the Company and CIRCOR, including the risk that the potential transaction may not occur, and the risk that any announcements relating to the potential transaction could have adverse effects on the market price of the Company’s or CIRCOR’s common stock. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in these forward-looking statements. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), and will be found in the definitive proxy statement that will be filed with the SEC by CIRCOR if a negotiated transaction is agreed to. Such reports are available on the SEC’s website (www.sec.gov). The Company does not undertake to update any forward-looking statements.

Today’s Presentation 1 2 3 4 PROPOSAL TO ACQUIRE CIRCOR SIGNIFICANT BENEFITS FOR CIRCOR SHAREHOLDERS CIRCOR’S HISTORY OF UNDERPERFORMANCE ATTRACTIVE BUSINESS FIT FOR CRANE CO.

crane co. proposal to acquire CIRCOR Significant premium No significant hurdles to completion Crane Co. to acquire CIRCOR in an all-cash transaction at $45.00 per share Cash consideration represents a significant premium: 47% over the closing share price on May 20, 2019 37% over the three-month volume weighted average share price 51% over the six-month volume weighted average share price Total enterprise value of $1.7 billion Multiple of approximately ~13.5x last twelve months adjusted EBITDA as of March 31, 2019 No financing contingency Confirmatory public company due diligence No regulatory delays expected Ready with full resources to finalize and close the transaction Source: Bloomberg, FactSet, and company filings. Note: Enterprise value calculation inclusive of net pension liabilities.

CIRCOR at a glance Source: CIRCOR 2018 Form 10-K and press release “CIRCOR Announces Sale of Non-Core Reliability Services Business for $85 Million” dated January 28, 2019. Sales are as reported in the 2018 Form 10-K adjusted for the divestiture of Reliability Services. Fluid – Industrial (Pumps) Sales: $488mm Aerospace & Defense Sales: $237mm Fluid – Energy (Valves) Sales: $386mm Great brands and products circor’S history OF UNDERPERFORMANCE

chronic underperformance VS. KEY INDICES persistent DECLINE in stock price DESPITE acquiring ATTRACTIVE ASSETS Source: Factset | Note: Indexed share price from 12/31/2013 to 5/17/2019; Indexed to 100 | S&P Mid Cap 400 Capital Goods index constituents are equal weighted. ¹ S&P Mid Cap 400 Capital Goods Index excludes constituents without data back to 12/31/13 including Resideo Technologies, Inc., nVent Electric plc and NOW Inc.

circor TSR: SINGLE worst performer among PEERS Total Shareholder Returns ¹,² Source: Factset. ¹ Total shareholder returns from 12/31/2013 to 5/17/2019. ² Assumes dividends are reinvested on ex-date | Adjusted for stock splits and split-offs. ² Peers include S&P Mid Cap 400 Capital Goods Index excluding constituents without data back to 12/31/2013 including Resideo Technologies, Inc., nVent Electric plc and NOW Inc. -61.1% 58.5% 40.7% Single worst performer vs. ALL companies in S&P Midcap 400 Capital Goods index Index Mean 3 Index Median 3

Source: CIRCOR 2018 Form 10-K. FROM CIRCOR’S OWN 10-K… CIRCOR REPORTS LONG-TERM UNDERPERFORMANCE COMPARED TO MAJOR INDICIES AND SELF-SELECTED PEER GROUP

CIRCOR MISSED ALL FIVE-YEAR TARGETS (SET IN 2014)

2018 Targets vs. Actual Performance


4-6%
-4% 1
TARGET
ACTUAL
ORGANIC REVENUE GROWTH
~15%
8.2% 2
TARGET
ACTUAL
ADJUSTED OPERATING MARGIN
$6.45
$2.11 2
TARGET
ACTUAL
ADJUSTED EPS
>100%
73% 3
TARGET
ACTUAL
FREE CASH FLOW CONVERSION

CIRCOR FAILED TO DELIVER ON ITS OWN PERFORMANCE TARGETS TO SHAREHOLDERS

Source: Company filings and presentations, including CIRCOR's 2014 Investor Day presentation dated 9/10/2014.

[1] Calculated using FY 2013 revenue figure and adding the impact of operations on revenue for subsequent years, as reported in company filings.

[2] As reported in Q4 2018 earnings press release dated 2/27/2019.

[3] Free cash flow calculated by subtracting GAAP capital expenditures, net of proceeds from sales of property, plant & equipment, from GAAP Operating Cash Flow; free cash flow conversion defined as free cash flow divided by adjusted net income as reported in company press releases. Free cash flow conversion for 2018 was 73%.

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…And APPEARS LIKELY TO MISS 2020 goals (SET IN 2017) Source: Company filings and presentations, including CIRCOR’s 2017 Investor Day presentation dated 5/25/2017. ¹ As reported in Q4 2018 earnings press release dated 2/27/2019. ADJUSTED OPERATING MARGIN ADJUSTED EPS ~16% 8.2% 1 $6.65 $2.11 1 little evidence OF PROGRESS TOWARD performance GOALS 2020 Targets vs. 2018 Actual Performance

CIRCOR has been missing its targets for a long time Source: Company filings and presentations, including CIRCOR’s Q4 2010 Earnings Presentation dated 2/24/2011 and Gabelli Conference Presentation dated 2/9/2012. ¹ As reported in CIRCOR’s Q4 2014 earnings release dated 2/28/2015. 2 As reported in CIRCOR’s Q4 2016 earnings release dated 2/16/2017. 3 As reported in CIRCOR’s Q4 2017 earnings release dated 2/28/2018. SALES1 14%-16% Target ADJUSTED SEGMENT MARGIN1 3-5 Year Goals (Established in 2011) $1.3-$1.5B Target $662m 3 SALES1 14%-16% Target 11.1% 3 ADJUSTED SEGMENT MARGIN1 5-Year Goals (Rolled forward in 2012) $841m 1 $590m 2 $1.3-$1.5B Target 13.0% 1 11.5% 2

QUESTIONABLE CAPITAL ALLOCATION DECISIONS Source: Company filings. CIRCOR Spent More Than 4x as Much Cash As IT Generated 2014-2018 cumulative cash deployment 2014-2018 cumulative cash from operations

UNDISCIPLINED M&A HAS DESTROYED SHAREHOLDER VALUE…

~$1bn
Enterprise value (12/30/14)

+

~$1bn
Net value of acquisitions

≠ ~$1.5bn
Current enterprise value (5/17/19)

~$500mm of lost value

POORLY EXECUTED CAPITAL ALLOCATION DESTROYED ~25% OF CIRCOR'S ENTERPRISE VALUE

Source: Company filings and FactSet.
Note: Enterprise value calculations inclusive of net pension liabilities.

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…AND HAS RESULTED IN CIRCOR HAVING one of the weakest credit profiles among peers Net Debt / LTM EBITDA 6.7x 1.9x 1.8x High financial leverage leaves little room for error Source: Company filings. ¹ Peers include all S&P Mid Cap 400 Capital Goods Index constituents. Note: Total debt adjusted for net pension labilities | EBITDA includes adjustments for net pension cost. Index Mean 1 Index Median 1

STANDALONE PATH TO $45 per share not credible If CIRCOR continues to trade at current 10.9x enterprise value / EBITDA multiple1, 2020 EBITDA would need to grow ~3X consensus Source: Company filings and Capital IQ. 1 EV/EBITDA multiple is based on current Enterprise Value and 2020 consensus EBITDA as of 5/17/19. Note: Enterprise value calculations inclusive of net pension liabilities.

circor’s History of empty promises 2014 Investor Day 2017 Investor Day Actual Performance (2013-2018) 1 Difference “CIRCOR is at an inflection point” “CIRCOR transformation on track” Adjusted EPS from $3.21 to $2.11 1 “Significant margin expansion opportunity” “Significant margin expansion opportunity” Adjusted Operating Margin from 9.9% to 8.2% 1 “Strong free cash flow from growth, margin expansion and working capital” “Strong free cash flow from growth, margin expansion and working capital” Free Cash Flow from $56 million to $31 million 2 “ROIC will determine capital deployment” “M&A strategy drives complementary growth” Destroyed significant enterprise value over last five years CIRCOR’s standalone strategy for value creation not credible 34% 170 bps 45% ~$500mm Source: Company filings and presentations, including CIRCOR’s 2014 Investor Day presentation dated 9/10/2014 and CIRCOR’s 2017 Investor Day presentation dated 5/25/2017. ¹ As reported in Q4 2013 earnings press release dated 2/27/2014 and Q4 2018 earnings press release dated 2/27/2019. ² Free cash flow calculated by subtracting GAAP capital expenditures, net of proceeds from sales of property, plant & equipment, from GAAP Operating Cash Flow as reported in 2013 and 2018 Form 10-Ks.

A PERFECT FIT FOR CRANE

CRANE HAS STRONG Track Record of Success Integrating acquisitions Payment and Merchandising Technologies Adjusted Operating Margin* PROVEN SUCCESS INTEGRATING ACQUISITIONS AND DELIVERING ENHANCED VALUE TO SHAREHOLDERS * Excludes Special Items. Please see non-GAAP Financial Measures tables for details.

CIRCOR acquisition fits crane co. capital allocation plan ~$1.5bn to $2bn Available for M&A and/or Repurchases while Retaining Credit Metrics Consistent with Existing Investment Grade Rating $2.5–$3.0 Billion Available from 2018–2021 Size of acquisition consistent with our previously stated capacity As presented at 2018 and 2019 Crane Co. Investor Days

Win-win shareholder outcome Attractive all-cash, $45 per share proposal for CIRCOR Certain value eliminates significant execution risks associated with CIRCOR’s status quo CIRCOR standalone plan unlikely to generate similar value Crane knows these businesses and can deliver significantly improved operating performance

Additional Information »

Additional Information and Where to Find It This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a solicitation of a proxy from any stockholder. This communication relates only to a proposal that the Company has made for a business combination with CIRCOR. In furtherance of the acquisition proposal, and subject to future developments, the Company and CIRCOR may file additional relevant materials with the SEC, including that CIRCOR will file a preliminary proxy statement on Schedule 14A if a negotiated transaction is agreed to. Following the filing of the definitive proxy statement with the SEC (if and when available), CIRCOR will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com).

Non-GAAP Explanation Certain non-GAAP measures have been provided to facilitate comparison with the prior year. The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP Financial Measures

Investor Contacts: Jason D. Feldman Director, Investor Relations 203-363-7329 superiorvalue@craneco.com www.craneco.com Scott Winter / Larry Miller / Gabrielle Wolf Innisfree M&A Incorporated 212-750-5833 Media Contacts: Tom Davies / Molly Morse Kekst CNC 212-521-4873 / 212-521-4826 Tom.davies@kekstcnc.com / Molly.morse@kekstcnc.com